UNITED STATES
                           DEPARTMENT OF THE INTERIOR
                            BUREAU OF INDIAN AFFAIRS


                                 COLLECTIVE BOND
                                        Environmental Remediation Holding Corp.,
                                     Bass American Petroleum Corp., & MIII Corp.
       KNOW ALL MEN BY THESE PRESENTS, That we, _____________________________ _____________________________ of 420 Jericho Trnpike, Jericho, NY , as principal
_______, and Insurance Company of the State of Pennsylvania                   of
       , as suret          , are held and firmly bound unto the United States of
America in the sum of seventy-five thousand dollars ($75,000). lawful money of the United States, for the payment of which, well and truly to be made, we bind ourselves and each of us, our and each of our heirs, successors, executors, administrators, and assigns, jointly and severally, firmly by these presents.

     Sealed, with our seals and dated this 22   day of   July  , 1997.

The condition of this obligation is such that whereas the said principal , as lessee ha heretofore or may hereafter enter into or otherwise acquire an interest in oil and gas mining leases on the Uintah and Ouray Reservation in the State of Utah, of various dates and periods of duration, covering lands or interests in lands held by the United States in trust for individual Indians, or bands or tribes of Indians, or subject to restrictions against alienation without the consent of the Secretary of the Interior, or his authorized representative, which leases and permits have been or may hereafter be granted or approved by the Secretary of the Interior, or his authorized representative, and the identification of which herein is expressly waived by both principal and suret hereto.

WHEREAS the principal and suret agree that the coverage of this bond shall extend to and include all extensions and renewals of the leases and permits covered by this bond, such coverage to continue without any interruption due to the expiration of the term set forth therein.

WHEREAS the suret hereby waive any right to notice of any modification of any such lease or permit, or obligation thereunder whether effected by extension of time for performance, by commitment of such lease to unit, cooperative, or communitization agreement, by waiver, suspension, or change in rental, except and increase thereof, by minimum royalty payment, except an increase thereof, by compensatory royalty payment, or otherwise, this bond to remain in full force and effect notwithstanding.

WHEREAS the principal and suret agree that the neglect or forbearance of any obligee under this bond in enforcing the payment of any rental or royalty or the performance of any other conventant, condition, or agreement of any such lease or permit shall not in any way release the principal and suret , or either of them, from any liability under this bond; and

WHEREAS the principal and suret agree that in the event of any default under any such lease or permit, the obligee may prosecute any claim, suit, action, or other proceeding against the principal and suret , or either of them, without the necessity of joining the other.

Now, if the said principal herein shall faithfully carry out and observe all the obligations assumed in such leases and permits to which is now or may hereafter become a party, and shall observe all the laws of the United States and regulations made or which shall be made thereunder, for the government of trade and intercouse with Indian tribe, and all rules and regulations that have been or shall hereafter be lawfully prescribed by the Secretary of the Interior relative to such mining leases and permits, and shall in all particulars comply with the provisions of such leases, permits, rules, and regulations, then this obligation shall be null and void; otherwise, to remain in full force and effect.

         The rate of premium charge on this bond is $        ; the total premium
paid is ____________.

Signed and sealed in the presence of


WITNESSES: *

Signed by Noreen G. Wilson, V.P.
/s/Noreen G. Wilson
                                            Sealed by :
P. O.                                   as to  Environment Remediation    [SEAL]
                                               Holding Corporation
/s/William W. Wilson witness 7-28-97                  &
                                               Bass Environmental
P. O.                                          Petroleum Corp.
                                                      &
/s/Gerald Latullippe  7-22-97                  MIII Corp.

P. O.                                   as to



P. O.                                   as to


P. O.


P.O.
         * Two witnesses to all signatures

APPROVED:                                             DEPARTMENT OF THE INTERIOR
                                                      Bureau of Indian Affairs
Insurance Company of the State of Pennsylvania
                                                                         , 19

/s/Haywood L. Willis
Haywood L. Willis, Attorney-In-Fact
                                                                  Superintendant

The Insurance Company of the State of Pennsylvania             POWER OF ATTORNEY
Principal Bond Office 70 Pine Street, New York, NY 10270
                                                                   No. CIPINESTR

KNOW ALL MEN BY THESE PRESENTS:

That The Insurance Company of the State of Pennsylvania, a Pennsylvania corporation, does hereby appoint

--Michael F. Greer, Kenneth Cornell, Haywood L. Willis, Susan Radwanski, Vivian Mattox, Tracy Boone, Denise Lanatto: of New York, New York---

its true and lawful Attorney(s)-in-Fact, with full authority to execute on its behalf bonds, undertakings, recognizances and other contracts of indemnity and writings obligatory in the nature thereof, issued in the course of its business, and to binds the company thereby.

IN WITNESS WHEREOF, The Insurance Company of the State of Pennsylvania has executed these presents this 9th day of April , 1997
      [SEAL]
                                            /s/David J. Walsh
                                           David J. Walsh, Senior Vice President

STATE OF NEW YORK
COUNTY OF NEW YORK ss.

On this 9th day of April, 1997 before                    /s/Carol Ragab
me came the above named officer of The                   CAROL  RAGAB
Insurance Company of the State of               Notary Public, State of New York
Pennsylvania, to me personally known to                 No. 01RA5052011
be the  individual and officer described           Qualified in Kings County
herein, and acknowledged that he executed       Commission Expires Nov. 13, 1997
the foregoing instrument and affixed the
seal of said corporation thereto    by
authority of his office.

                                   CERTIFICATE

Excerpts of Resolution adopted by the Board of Directors of The Insurance Company of the State of Pennsylvania, on May 18, 1976:

"RESOLVED, that the Chairman of the Board, the President, or any Vice President be, and hereby is, authorized to appoint Attorneys-in-Fact to represent and act for and on behalf of the Company to execute bonds, undertakings, recognizances and other contracts of indemnity and writings obligatory in the nature thereof, and to attach thereto the corporate seal of the Company, in the transaction of its surety business;

"RESOLVED, that the signatures and attestations of such officers and the seal of the Company may be affixed to any such Power of Attorney or to any certificate relating thereto by facsimile, and any such Power of Attorney or certificate bearing such facsimile signatures or facsimile seal shall be valid and binding upon the Company when so affixed with respect to any bond, undertaking, recognizance or other contract of indemnity or writing obligatory in the nature thereof;

"RESOLVED, that any Attorney-in-Fact delivering a secretarial certification that the foregoing resolutions still be in effect may insert in such certification the date thereof, said date to be not later than the date of delivery thereof by such Attorney-in-Fact."

I,  Elizabeth  M.  Tuck,  Secretary  of The  Insurance  Company  of the State of
Pennsylvania, do hereby certify that the foregoing excerpts of Resolution adopted by the Board of Directors of this corporation, and the Power of Attorney issued pursuant thereto, are true and correct, and that both the Resolution and the Power of Attorney are in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the facsimile seal of the corporation this 22nd  day of July  , 1997

         [SEAL]                                   /s/Elizabeth M. Tuck
                                                 Elizabeth M. Tuck, Secretary

The Insurance Company of the
State of Pennsylvania

Executive Offices
70 Pine Street
New York, NY 10270
                               FINANCIAL STATEMENT
                             as of December 31, 1996

                                     ASSETS
Bonds                                                               $609,672,652
Stocks                                                               490,322,429
Collateral Loans                                                             -0-
Cash & Short-Term Investments                                            840,837
Agents Balances or Uncollected Premiums                              289,007,135
Funds Held by Ceding Reinsures                                         1,260,935
Reinsurance Recoverable on Loss Payments                              70,524,427
Equities & Deposits in Pools & Associations                           23,734,640
Other Admitted Assets                                                128,789,245
                                                                     -----------
         TOTAL ASSETS                                             $1,614,152,300

                                  LIABILITIES
Reserve for losses and loss Expense                                 $746,162,443
Reserve for Unearned Premiums                                        189,453,341
Reserve for Expenses, Taxes,
     Licenses and Fees                                                 1,439,332
Provision for Reinsurance                                             22,785,096
Funds Held Under Reinsurance Treaties                                 14,927,709
Other Liabilities                                                     17,735,784
Capital Stock                                                          5,005,500
Surplus                                                              616,643,095

TOTAL POLICYHOLDERS' SURPLUS                                         621,648,595
                                                                     -----------
TOTAL LIABILITIES AND POLICYHOLDERS' SURPLUS                      $1,614,152,300

Bonds and stocks are valued in accordance with the basis adopted by the National Association of Insurance Commissioners. Securities carried at $109,809,196 in the above Statement are deposited as required by law.

                                   CERTIFICATE

ELIZABETH  M. TUCK,  Secretary  and  MICHAEL  J.  CASTELLI,  Comptroller  of The
Insurance Company of the State of Pennsylvania being duly sworn, each for himself deposes and says that they are above described officers of the said Company and that on the 31st day of December, 1996, the Company actually possessed the assets set forth in the foregoing statement and that such assets were available for the payment of losses and claims and held for the protection of its policyholders and creditors, except as hereinbefore indicated, and that the foregoing statement is a correct exhibit of such assets and liabilities of the said company on the 31st day of December, 1996, according to the best of their information, knowledge and belief, respectively.

[SEAL]      /s/Elizabeth M. Tuck                      /s/Michael J. Castelli
               Secretary                                    Comptroller

STATE OF NEW YORK
COUNTY OF NEW YORK

On this 1st Day of April , 1997. Before me came          /s/Carol Ragab
the above named officers of the AIU Insurance              CAROL RAGAB
Company, to me personally known to be the       Notary Public, State of New York
individuals and officers described herein,              No. 01RA5052011
and acknowledged that they executed the            Qualified in Kings County
foregoing instrument and affixed the seal       Commission Expires Nov. 13, 1997
of said corporation thereto by authority
of their office.